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                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         AMERICAN FORERUNNER SERIES(R)

                         Supplement dated July 3, 2013
                    to the Prospectus dated April 29, 2013

This supplement clarifies the investment restrictions under certain optional riders for American Forerunner Series variable annuity Contracts issued based on applications and necessary information received at our Annuity Administrative Office in Good Order before the close of the New York Stock Exchange on May 1, 2009. This supplement should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 501 Boylston Street, Boston, MA 02116 or call us at (800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

THE CONTRACTS--INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS

Insert the following under investment allocation option (A) for Contracts issued with GMIB Plus II, Lifetime Withdrawal Guarantee II, or the Enhanced Death Benefit:

   For Contracts issued based on applications and necessary information received at our Annuity Administrative Office in Good Order before the close of the New York Stock Exchange on May 1, 2009, the following subaccounts are also available under option (A): the MetLife Moderate to Aggressive Allocation Portfolio, American Funds Growth Allocation Portfolio, MetLife Growth Strategy Portfolio and SSgA Growth ETF Portfolio.

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       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

501 Boylston Street                                   Telephone (800) 435-4117
Boston, MA 02116